Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of South Dakota Soybean Processors, LLC (the “Company”) on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Rodney G. Christianson and Mark Hyde, the Chief Executive Officer (Principal Executive Officer) and Controller (Principal Accounting Officer), respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2004 (the last date of the period covered by the Report).

Dated:  May 14, 2004

By	/s/ Rodney G. Christianson
Rodney G. Christianson
Chief Executive Officer

By	/s/ Mark Hyde
Mark Hyde
Controller